Exhibit 99.1

European Wax Center to Be Taken Private by General Atlantic in All-Cash Transaction

Stockholders to Receive $5.80 Per Share in Cash

PLANO, Texas, February 10, 2026 – European Wax Center, Inc. (NASDAQ: EWCZ) (the “Company” or “European Wax Center”), a leading franchisor and operator of out-of-home waxing services in the United States, today announced that it has entered into a definitive agreement to be taken private by General Atlantic, a leading global investor, in an all-cash transaction with an implied equity value of approximately $330 million.

General Atlantic has been a strategic partner to the Company since its initial investment in 2018 and is currently the beneficial owner of approximately 42% of the Company’s outstanding shares of the Company’s common stock.

Under the terms of the agreement, General Atlantic will acquire 100% of the outstanding shares of class A common stock that it does not already own. European Wax Center stockholders (other than affiliates of General Atlantic) will receive $5.80 per share in cash for each share of European Wax Center class A common stock they own. The purchase price represents a 45% premium to European Wax Center’s closing stock price on February 9, 2026, the last full trading day prior to the transaction announcement, and a 51% premium to the Company’s 90-day volume-weighted average share price for the period ended February 9, 2026.

Transaction Details

The transaction was unanimously approved and recommended by a Special Committee of the European Wax Center Board of Directors, composed entirely of independent directors. Acting on the recommendation of the Special Committee, the Board of Directors approved the transaction.

The transaction is expected to close in mid-2026, subject to certain closing conditions, including approval by a majority of the votes cast by holders of shares of the Company’s common stock that are not affiliated with General Atlantic and the satisfaction of regulatory approvals.

Upon completion of the transaction, European Wax Center’s class A common stock will no longer be publicly listed, and European Wax Center will become a privately-held company.

Advisors

Moelis & Company LLC is acting as exclusive financial advisor and Ropes & Gray LLP is acting as legal counsel to the Special Committee of the European Wax Center Board of Directors. Edelman Smithfield is acting as strategic communications advisor to European Wax Center.

BofA Securities and Guggenheim Securities are acting as financial advisors and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to General Atlantic.

About European Wax Center, Inc.

European Wax Center, Inc. (NASDAQ: EWCZ) is a leading franchisor and operator of out-of-home waxing services in the United States. European Wax Center locations perform more than 23 million services per year, providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. The Company continues to revolutionize the waxing industry with its innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience, along with its collection of proprietary products to help enhance and extend waxing results. By leading with its values – We Care About Each Other, We Do the Right Thing, We Delight Our Guests, and We Have Fun While Being Awesome – the Company is proud to be Certified™ by Great Place to Work®. European Wax Center, Inc. was founded in 2004 and is headquartered in Plano, Texas. Its network, which includes more than 1,000 centers in 44 states, generated sales of $951 million in fiscal 2024. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

About General Atlantic

General Atlantic is a leading global investor with more than four and a half decades of experience providing capital and strategic support for over 830 companies throughout its history. Established in 1980, General Atlantic continues to be a dedicated partner to visionary founders and investors seeking to build dynamic businesses and create long term value. Guided by the conviction that entrepreneurs can be incredible agents of transformational change, the firm combines a collaborative global approach, sector specific expertise, a long-term investment horizon, and a deep understanding of growth drivers to partner with and scale innovative businesses around the world. The firm leverages its patient capital, operational expertise, and global platform to support a diversified investment platform spanning Growth Equity, Credit, Climate, and Sustainable Infrastructure strategies. General Atlantic manages approximately $122 billion in assets under management, inclusive of all strategies, as of December 31, 2025, with more than 900 professionals in 20 countries across five regions. For more information on General Atlantic, please visit: www.generalatlantic.com.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “likely,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties, including statements regarding: the transactions contemplated by the Agreement and Plan of Merger among the Company, EWC Ventures, LLC, Glow Midco, LLC, Glow Merger Sub 1, Inc., and Glow Merger Sub 2, LLC (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits of the Transaction and plans, opportunities, and anticipated future performance. Some of the key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the operational and financial results of franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain and effectively respond to a loss of key executives; recruitment efforts; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver their products; changes in supply costs and decreases in the Company’s product sourcing revenue, including due to the imposition of tariffs; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits the Company may claim; changes in general economic and business conditions, including changes due to tariff policy and geopolitical tensions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on the Investors Relations section of the Company’s website at https://www.waxcenter.com and on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any forward-looking statement that the Company makes in this communication speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Investors Relations of the Company’s website at https://www.waxcenter.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1856236/000095017025055872/ewcz_proxy_2025.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended January 4, 2025, which was filed with the SEC on March 11, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1856236/000095017025037202/ewcz-20250104.htm), and in the sections entitled “Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1856236/000095017025055872/ewcz_proxy_2025.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the Proxy Statement, the Schedule 13E-3 and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at https://www.sec.gov.

Contacts

Edelman Smithfield for European Wax Center

Josh Hochberg & Ashna Vasa

EWCIR@edelman.com

General Atlantic

Emily Japlon

media@generalatlantic.com